UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02383

                        ALLIANCEBERNSTEIN BOND FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Investment Grade Fixed Income


AllianceBernstein Bond Fund
Quality Bond Portfolio

-------------------------------------------------------------------------------
Annual Report--October 31, 2004

-------------------------------------------------------------------------------



---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


December 16, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Quality Bond Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

This open-end Portfolio seeks high current income consistent with preservation of capital by investing in investment-grade fixed income securities. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in bonds and other debt securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which is a standard measure of the performance of a basket of unmanaged debt securities, for the six- and 12-month periods ended October 31, 2004.

During the six- and 12-month periods ended October 31, 2004, the Portfolio's Class A shares underperformed the LB U.S. Aggregate Index. The Portfolio's yield curve strategy was the primary detractor from relative performance. The Portfolio's duration was positioned below that of the LB U.S. Aggregate Index in anticipation of higher-than-expected interest rates which did not materialize. Also detracting from performance was the Portfolio's positioning for a flatter yield curve. Contributing positively to performance was its higher coupon selection within its mortgage holdings, and a focus on BBB-rated corporates within its credit allocation.

Market Review and Investment Strategy

Bond market returns were relatively modest for the annual reporting period. The returns, however, masked intra-period volatility as changing perceptions of the direction of the U.S. economy effected bond performance. In the first quarter of 2004, heightened geopolitical risk, weak domestic employment data and strong foreign demand for U.S. securities, led to falling interest rates and strong bond-market returns. In the second quarter, bond market returns dramatically reversed course with a sharp sell-off sparked by April's surprisingly strong U.S. employment number. Interest rates began to rise in anticipation of eventual Federal Reserve (Fed) rate hikes. By late June, soft consumer confidence readings, weak inflation data and slower payroll numbers allowed bond markets to rebound as the U.S. economy hit a mid-year slowdown. Additionally, the prospects of slower, more measured Fed tightenings bolstered the bond markets back into positive returns.

For the year, most non-government sectors outperformed U.S. government sectors. According to the LB U.S. Aggregate Index, Treasuries posted a return of 4.97% and agencies a return of 4.53% for the annual reporting period ended October 31, 2004. Within non-government sectors, mortgage securities returned 5.51% for the year, as represented by the LB U.S. Aggregate Index, supported by strong investor demand, coupled with rela-


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ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 1


tively low volatility. Collateralized mortgage-backed securities also outperformed governments at 5.56%, as real estate markets remained strong. Asset-backed securities returned 4.13%, as strong demand tightened spreads to multi-year lows.

During the annual reporting period ended October 31, 2004, investment-grade corporates provided robust returns benefiting from a stronger economy and improving credit fundamentals. Record free cash flow, improving profitability and declining leverage, driven by a stronger economy, led the credit sectors to outperform. Within the credit sector BBB-rated securities outperformed like-duration Treasuries by more than two full percentage points, according to the LB U.S. Aggregate Index.

During the annual reporting period ended October 31, 2004, the Portfolio was concentrated on high coupon mortgages which provided an attractive yield advantage. Within the corporate sector, the Portfolio generally maintained a greater-than-neutral exposure to investment-grade credit with an overweight in long-maturity and BBB-rated debt. The Portfolio also maintained a modestly shorter-than-benchmark duration in anticipation of higher interest rates.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Bond Fund Quality Bond Portfolio. Mr. Michel served the interests of the Fund's shareholders for the last five years. His hard work, dedication and contributions to the Fund will be greatly missed.


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2 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit AllianceBernstein Bond Fund Quality Bond Portfolio expenses on an annual basis to 0.98%, 1.68%, 1.68%, 1.18% and 0.68% of the average daily nest assets of Class A, Class, B, Class C, Class R and Advisor Class shares, respectively. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolio's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.

(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                         Returns
PERIODS ENDED OCTOBER 31, 2004              6 Months      12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Bond Fund
    Quality Bond Portfolio
      Class A                                 3.45%          4.66%
      Class B                                 3.08%          3.93%
      Class C                                 3.09%          3.93%
      Class R                                 3.24%          4.63%*
      Advisor Class                           3.61%          5.08%
  Lehman Brothers U.S.
    Aggregate Index                           4.23%          5.53%

*Since Inception: The Class R share inception date is 11/3/03.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
7/1/99* TO 10/31/04


Lehman Brothers U.S. Aggregate Index: $ 14,585

AllianceBernstein Bond Fund Quality Bond Portfolio Class A: $13,280


                AllianceBernstein Bond Fund          Lehman Brothers
               Quality Bond Portfolio Class A       U.S. Aggregate Index
-------------------------------------------------------------------------------
 7/1/99*                  9,575                           10,000
10/31/99                  9,682                           10,122
10/31/00                 10,328                           10,861
10/31/01                 11,726                           12,442
10/31/02                 12,138                           13,175
10/31/03                 12,689                           13,821
10/31/04                 13,280                           14,585

* Since inception of the Portfolio's Class A shares on 7/1/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Quality Bond Portfolio Class A shares (from 7/1/99* to 10/31/04) as compared to the performance of its benchmark, the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


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4 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004

                                        NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                     4.66%             0.20%
5 Years                                    6.52%             5.60%
Since Inception*                           6.32%             5.47%
SEC Yield**                                4.17%

Class B Shares
1 Year                                     3.93%             0.96%
5 Years                                    5.77%             5.77%
Since Inception*                           5.57%             5.57%
SEC Yield **                               3.69%

Class C Shares
1 Year                                     3.93%             2.94%
5 Years                                    5.78%             5.78%
Since Inception*                           5.54%             5.54%
SEC Yield**                                3.69%

Class R Shares
Since Inception*                           4.63%
SEC Yield**                                4.18%

Advisor Class Shares
1 Year                                     5.08%
Since Inception*                           6.83%
SEC Yield **                               4.68%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

Class A Shares
1 Year                                                      -1.34%
5 Years                                                      5.52%
Since Inception*                                             5.40%

Class B Shares
1 Year                                                      -0.64%
5 Years                                                      5.68%
Since Inception*                                             5.52%

Class C Shares
1 Year                                                       1.31%
5 Years                                                      5.72%
Since Inception*                                             5.49%

* Inception dates: 7/1/99 for Class A, B and C shares; 11/3/03 for Class R shares; 10/10/00 for Advisor Class shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2004.

See Historical Performance disclosures on page 3.

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ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning          Ending
                         Account Value     Account Value        Expenses Paid
                          May 1, 2004     October 31, 2004      During Period*
-------------------------------------------------------------------------------
Class A
Actual                       $1,000           $1,034.47               $5.01
Hypothetical
  (5% return
  before expenses)           $1,000           $1,020.21               $4.98
Class B
Actual                       $1,000           $1,030.80               $8.58
Hypothetical
  (5% return
  before expenses)           $1,000           $1,016.69               $8.52
Class C
Actual                       $1,000           $1,030.85               $8.58
Hypothetical
  (5% return
  before expenses)           $1,000           $1,016.69               $8.52
Class R
Actual                       $1,000           $1,032.43               $6.03
Hypothetical
  (5% return
  before expenses)           $1,000           $1,019.20               $5.99
Advisor Class
Actual                       $1,000           $1,036.06               $3.48
Hypothetical
  (5% return
  before expenses)           $1,000           $1,021.72               $3.46

* Expenses are equal to the classes' annualized expense ratios of 0.98%, 1.68%, 1.68%, 1.18% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


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6 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


PORTFOLIO SUMMARY
October 31, 2004

PORTFOLIO STATISTICS
Net Assets ($mil): $452.1


SECURITY TYPE BREAKDOWN*
                                                       [Pie Chart omitted]
o  35.5%  Mortgage-Backed Securities
o  14.9%  Corporate Debt Obligations
o  14.1%  U.S. Treasury
o   3.4%  Commercial Mortgage Backed Securities
o   2.6%  Asset Backed Securities
o   0.8%  Sovereign Debt Securities
o   0.4%  Collateralized Mortgage Obligations
o   0.1%  Yankee Bond

o  28.2%  Short-Term

* All data is as of October 31, 2004. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


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ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 7


PORTFOLIO OF INVESTMENTS
October 31, 2004

                                               Principal
                                                 Amount
                                                 (000)       U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES-48.0%
Federal National Mortgage
  Association-40.2%
  3.125%, 7/15/06                               $ 2,850     $  2,870,893
  3.25%, 6/28/06                                  8,330        8,338,581
  3.41%, 8/30/07                                  8,785        8,790,447
  4.50%, TBA                                     16,265       16,305,663
  5.00%, TBA                                     16,885       16,821,681
  5.00%, 4/25/14-2/01/34                         12,070       12,115,742
  5.25%, 8/01/12                                  4,465        4,669,551
  5.50%, TBA                                     39,940       40,919,999
  6.00%, TBA                                     29,405       30,480,106
  6.00%, 2/01/17                                  1,817        1,905,067
  6.50%, TBA                                     32,425       34,086,781
  6.50%, 1/01/28-3/01/29                          4,427        4,668,228
                                                             ------------
                                                             181,972,739

Federal Home Loan Mortgage Corp.-4.1%
  3.75%, 8/03/07                                  5,685        5,724,056
  4.25%, 7/15/09                                  5,990        6,162,710
  6.00%, TBA                                      6,510        6,739,881
                                                             ------------
                                                              18,626,647

Government National Mortgage
  Association-2.9%
  5.00%, TBA                                      8,920        8,945,083
  6.00%, TBA                                      3,845        3,996,397
                                                             ------------
                                                              12,941,480

Federal Home Loan Bank-0.8%
  3.75%, 8/18/09                                  3,500        3,530,716

Total Mortgage Backed Securities
  (cost $216,038,773)                                        217,071,582

U.S. TREASURY SECURITIES-19.1%
U.S. Treasury Notes-14.1%
  2.50%, 9/30/06*                                25,720       25,698,910
  4.25%, 8/15/14*                                10,410       10,593,799
  3.50%, 8/15/09*                                27,305       27,587,662
                                                             ------------
                                                              63,880,371

U.S. Treasury Bonds-5.0%
  5.375%, 2/15/31                                 4,685        5,088,533
  8.75%, 5/15/17                                  2,870        4,078,987
  10.75%, 8/15/05                                10,900       11,625,962
  11.25%, 2/15/15                                 1,000        1,598,477
                                                             ------------
                                                              22,391,959

Total U.S. Treasury Securities
  (cost $86,025,040)                                          86,272,330


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8 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Portfolio of Investments

                                                Principal
                                                 Amount
                                                  (000)      U.S. $ Value
-------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-20.1%
Aerospace & Defense-0.1%
Boeing Capital Corp.
  4.75%, 8/25/08                                $   365      $   381,880
Automotive-1.3%
Ford Motor Co.
  7.45%, 7/16/31                                    425          413,902
Ford Motor Credit Co.
  6.375%, 2/01/29                                   275          240,631
  7.00%, 10/01/13*                                  505          533,307
  7.375%, 2/01/11                                 1,630        1,768,216
General Motors Acceptance Corp.
  5.625%, 5/15/09                                   778          785,617
  6.875%, 9/15/11                                   840          874,427
General Motors Corp.
  7.125%, 7/15/13                                    90           93,378
  8.375%, 7/15/33                                 1,260        1,311,140
                                                             ------------
                                                               6,020,618

Banking-2.1%
Bank of America Corp.
  6.25%, 4/15/12                                    305          340,377
Barclays Bank Plc pfd.
  (United Kingdom)
  8.55%, 9/29/49(a)                                 905        1,114,551
Capital One Bank
  6.50%, 6/13/13                                    290          318,460
CBA Capital Trust I pfd.
  5.805%, 12/31/49(a)                               630          658,211
J.P. Morgan Chase & Co.
  6.75%, 2/01/11                                  1,390        1,568,251
Mizuho Financial Group
  (Cayman Islands)
  5.79%, 4/15/14(a)                                 585          608,721
  8.375%, 12/29/49                                1,170        1,275,183
RBS Capital Trust I pfd.
  4.709%, 12/29/49                                1,475        1,443,111
RBS Capital Trust III pfd.
  5.512%, 9/29/49                                 1,375        1,410,068
Suntrust Bank
  1.91%, 6/02/09                                    800          799,840
                                                             ------------
                                                               9,536,773

Broadcasting/Media-1.2%
AOL Time Warner, Inc.
  7.70%, 5/01/32                                  1,145        1,371,181
News America, Inc.
  6.55%, 3/15/33*                                 1,070        1,151,179


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ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 9


                                               Principal
                                                 Amount
                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Time Warner Entertainment Co. LP
  8.375%, 3/15/23                               $ 1,990    $   2,436,647
WPP Finance (UK) Corp.
  (United Kingdom)
  5.875%, 6/15/14(a)                                570          587,911
                                                             ------------
                                                               5,546,918

Cable-0.8%
AT&T Broadband Corp.
  9.455%, 11/15/22                                  655          899,118
Comcast Cable Communication, Inc.
  6.875%, 6/15/09                                 1,905        2,131,129
Comcast Corp.
  7.05%, 3/15/33                                    465          525,228
                                                             ------------
                                                               3,555,475

Communications-1.7%
British Telecommunications Plc
  (United Kingdom)
  8.875%, 12/15/30                                  595          795,218
Deutsche Telekom International
  Finance BV
  (Netherlands)
  8.75%, 6/15/30                                    445          587,206
Koninklijke (Royal) KPN NV
  (Netherlands)
  8.00%, 10/01/10                                   555          664,192
SBC Communications, Inc.
  5.10%, 9/15/14                                    695          699,834
  5.625%, 6/15/16                                   170          175,795
  5.875%, 8/15/12                                   295          318,570
Sprint Capital Corp.
  8.75%, 3/15/32                                  2,045        2,679,588
Telecom Italia Capital (Italy)
  4.00%, 1/15/10(a)                               1,815        1,798,110
                                                             ------------
                                                               7,718,513

Communications - Mobile-0.7%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                  1,420        1,906,376
Telus Corp. (Canada)
  7.50%, 6/01/07                                    990        1,087,788
                                                             ------------
                                                               2,994,164

Conglomerate/Miscellaneous-0.3%
Hutchison Whampoa International, Ltd
  (Cayman Islands)
  7.45%, 11/24/33(a)                              1,220        1,276,008

Consumer Manufacturing-0.1%
Fortune Brands, Inc.
  2.875%, 12/01/06                                  510          508,944
Energy-0.8%
Amerada Hess Corp.
  7.875%, 10/01/29                                  850        1,014,674


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10 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


                                              Principal
                                                Amount
                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
Conoco, Inc.
  6.95%, 4/15/29                                $   855       $1,000,047
Valero Energy Corp.
  7.50%, 4/15/32                                  1,150        1,375,405
                                                             ------------
                                                               3,390,126

Financial-4.0%
American General Finance Corp.
  4.625%, 5/15/09                                 1,500        1,541,202
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10                                   905          901,865
Capital One Financial Corp.
  6.25%, 11/15/13                                   365          394,512
CIT Group, Inc.
  1.94%, 5/18/07                                    630          629,810
Citigroup, Inc.
  2.00%, 6/09/09                                    570          571,265
  5.00%, 9/15/14(a)                                 879          891,830
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                  1,135        1,105,887
Credit Suisse First Boston
  5.50%, 8/15/13                                    780          817,942
Duke Capital LLC
  5.668%, 8/15/14                                   640          662,707
General Electric Capital Corp.
  1.979%, 6/22/07                                 3,630        3,630,773
Goldman Sachs Capital Trust I
  6.345%, 2/15/34                                   920          937,624
Household Finance Corp.
  6.50%, 11/15/08                                 1,505        1,661,178
  7.00%, 5/15/12                                    595          687,401
MBNA Corp.
  4.625%, 9/15/08                                   915          940,571
Morgan Stanley
  4.75%, 4/01/14                                  1,240        1,214,744
Royal & Sun Alliance Insurance Group plc
  (United Kingdom)
  8.95%, 10/15/29                                   640          806,903
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13                                    685          678,780
                                                             ------------
                                                              18,074,994

Food/Beverages-0.8%
Kraft Foods, Inc.
  5.25%, 10/01/13                                 1,050        1,079,284
Pepsi Bottling Group, Inc.
  7.00%, 3/01/29                                  1,950        2,336,568
                                                             ------------
                                                               3,415,852

Health Care-0.1%
Humana, Inc.
  6.30%, 8/01/18                                    635          653,788


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 11


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Industrial-0.1%
General Electric Co.
  5.00%, 2/01/13                                $   590       $  611,581

Insurance-1.2%
Assurant, Inc.
  5.625%, 2/15/14                                   660          680,465
Liberty Mutual Group
  5.75%, 3/15/14(a)                                 640          627,264
Mangrove Bay Pass-Through Trust pfd.
  6.102%, 7/15/33(a)                              1,780        1,822,239
MetLife, Inc.
  5.00%, 11/24/13                                   740          745,376
Zurich Capital Trust I
  8.376%, 6/01/37(a)                              1,485        1,683,586
                                                             ------------
                                                               5,558,930

Paper/Packaging-0.7%
International Paper Co.
  5.30%, 4/01/15                                    900          903,528
Weyerhaeuser Co.
  7.375%, 3/15/32                                 2,010        2,344,649
                                                             ------------
                                                               3,248,177

Petroleum Products-0.2%
Amerada Hess Corp.
  7.125%, 3/15/33                                   835          924,246

Public Utilities - Electric & Gas-2.0%
Carolina Power & Light Co.
  6.50%, 7/15/12                                  1,005        1,120,038
CenterPoint Energy, Inc.
  6.85%, 6/01/15                                    170          187,795
Consumers Energy Co.
  4.25%, 4/15/08                                    445          453,140
FirstEnergy Corp.
  7.375%, 11/15/31                                2,715        3,093,498
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12                                  395          422,685
Nisource Finance Corp.
  7.875%, 11/15/10                                  590          700,348
Pacific Gas & Electric Co.
  6.05%, 3/01/34                                  1,105        1,138,071
Public Service Company of Colorado
  7.875%, 10/01/12                                  450          550,833
TXU Australia Holdings Pty, Ltd.
  (Australia)
  6.15%, 11/15/13(a)                                290          317,772
Union Electric Co.
  5.10%, 10/01/19                                   290          291,523
Xcel Energy, Inc.
  7.00%, 12/01/10                                   650          741,099
                                                             ------------
                                                               9,016,802


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12 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Public Utilities - Telephone-0.4%
BellSouth Corp.
  4.20%, 9/15/09                                $   515       $  519,947
Telecom Italia Capital (Italy)
  6.375%, 11/15/33(a)                             1,235        1,281,771
                                                             ------------
                                                               1,801,718

Savings and Loan-0.5%
Washington Mutual Finance Corp.
  6.875%, 5/15/11                                 1,945        2,221,974

Services-0.6%
Pershing Road Development Co. LLC
  2.19%, 9/01/26(a)                               1,545        1,545,000
Waste Management, Inc.
  6.875%, 5/15/09                                   960        1,076,338
                                                             ------------
                                                               2,621,338

Supermarket/Drug-0.3%
Albertsons, Inc.
  7.45%, 8/01/29                                    625          719,610
Safeway Inc.
  4.95%, 8/16/10                                    740          757,222
                                                             ------------
                                                               1,476,832

Technology-0.1%
IBM Corp.
  4.375%, 6/01/09                                   285          291,945

Total Corporate Debt Obligations
  (cost $86,354,889)                                          90,847,596

COMMERCIAL MORTGAGE BACKED
  SECURITIES-4.5%
Banc America Commercial Mortgage, Inc.
  Series 2004-1, Class A2
  4.037%, 11/10/39                                1,495        1,496,719
  Series 2004-4, Class A3
  4.128%, 7/10/42                                 1,400        1,406,986
  Series 2004-1, Class A4
  4.76%, 11/10/39                                 2,055        2,076,393
  Series 2004-3, Class A5
  5.306%, 6/10/39                                 2,210        2,340,920
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2004-PWR5, Class A5
  4.978%, 7/11/42                                 2,155        2,201,074
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2, Class A2
  3.861%, 3/15/36                                 1,215        1,222,472
GE Capital Commercial Mortgage Corp.
  Series 2004-C3, Class A4
  5.189%, 7/10/39                                 1,545        1,606,553


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 13


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1, Class A4
  4.111%, 7/05/35                               $ 1,490       $1,446,298
LB-UBS Commercial Mortgage Trust
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                1,325        1,330,817
Merrill Lynch Mortgage Trust
  Series 2004-KEY2, Class A2
  4.166%, 8/12/39                                 1,165        1,173,784
Morgan Stanley Capital I Inc.
  Series 2004-T13, Class A2
  3.94%, 9/13/45                                  1,400        1,397,368
  Series 2003-IQ6, Class A4
  4.97%, 12/15/41                                 1,085        1,113,362
  Series 2004-HQ4, Class A7
  4.97%, 4/14/40                                  1,605        1,640,759

Total Commercial Mortgage Backed Securities
  (cost $20,017,576)                                          20,453,505

ASSET BACKED SECURITIES-3.5%
Ameriquest Mortgage Securities, Inc.
  Series 2004-R4, Class A2
  2.042%, 6/25/34                                   992          991,682
Centex Home Equity Loan Trust
  Series 2003-C, Class AV
  2.232%, 9/25/33                                   800          800,665
DLJ Commercial Mortgage Corp.
  Series 2000-CF1, Class A1B
  7.62%, 6/10/33                                  2,430        2,826,552
Equity One Abs, Inc.
  Series 2004-3, Class AF1
  2.092%, 7/25/34                                   947          946,438
Ford Credit Floorplan Master Owner Trust
  Series 2004-1, Class A
  1.80%, 7/15/09                                  1,460        1,459,766
Long Beach Mortgage Loan Trust
  Series 2004-4, Class 2A2
  2.112%, 10/25/34                                2,556        2,555,346
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-SL1, Class A
  2.192%, 4/25/35                                   557          557,384
Residential Asset Mortgage Products, Inc.
  Series 2004-RS2, Class AI1
  2.063%, 1/25/24                                   574          573,569
  Series 2004-RS6, Class AI1
  2.082%, 8/25/22                                   651          649,981
  Series 2004-RS7, Class AI1
  2.102%, 8/25/22                                    27           26,609
  Series 2004-SP1, Class AI1
  2.112%, 6/25/13                                   607          606,870


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14 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Residential Asset Securities Corp.
  Series 2004-KS7, Class AI1
  2.082%, 10/25/21                              $   768      $   767,541
  Series 2003-KS3, Class A2
  2.232%, 5/25/33                                 1,247        1,247,866
  Series 2002-KS7, Class A2
  2.302%, 11/25/32                                1,026        1,028,184
Residential Funding Mortgage Securities, Inc.
  Series 2004-HS2, Class AI1
  2.082%, 12/25/18                                  863          862,401

Total Asset Backed Securities
  (cost $15,881,310)                                          15,900,854

SOVEREIGN DEBT SECURITIES-1.1%
United Mexican States
  4.625%, 10/08/08                                2,540        2,581,910
  7.50%, 1/14/12                                  2,075        2,357,200

Total Sovereign Debt Securities
  (cost $4,735,160)                                            4,939,110

COLLATERALIZED MORTGAGE
OBLIGATIONS-0.6%
Countrywide Home Loans
  Series 2003-49, Class A1
  1.642%, 12/19/33                                  692          689,859
Deutsche Mortgage Securities, Inc.
  Series 2004-4, Class 1A1
  2.142%, 4/25/34                                   736          736,008
Washington Mutual Finance Corp.
  Series 2004-AR10, Class A2C
  2.192%, 7/25/44                                 1,240        1,239,668

Total Collateralized Mortgage Obligations
  (cost $2,666,918)                                            2,665,535

YANKEE BOND-0.1%
British Sky Broadcasting Group plc
  (United Kingdom)
  6.875%, 2/23/09
  (cost $537,991)                                   490          544,356

SHORT-TERM INVESTMENTS-38.1%
U.S. Treasury Bill-32.9%
  Zero coupon, 12/23/04*                        149,235      148,894,708


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 15


                                              Shares or
                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Time Deposit-5.2%
State Street Euro Dollar
  1.10%, 11/01/04                               $23,210    $  23,210,000

Total Short-Term Investments
  (amortized cost $172,104,708)                              172,104,708

Total Investments Before Security Lending
  Collateral-135.1%
  (cost $604,362,365)                                        610,799,576

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-38.8%
Short-Term Investments
Concord
  1.80%, 11/09/04                                11,247       11,235,191
Federal Home Loan Bank
  1.27%-1.35%, 4/26/05-4/29/05                   17,500       17,500,000
Gotham Funding
  1.82-2.26%, 11/01/04-11/15/04                 131,800      131,667,257
Morgan Stanley
  1.89%, 4/19/04                                 10,000       10,000,000
Sigma Finance
  1.22%, 12/03/04                                 5,000        5,000,000
UBS Private Money Market Fund, LLC
  1.70%                                          33,976           33,976

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $175,436,424)                                        175,436,424

Total Investments-173.9%
  (cost $779,798,789)                                        786,236,000
Other assets less liabilities-(73.9%)                       (334,109,391)

Net Assets-100%                                            $ 452,126,609


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate market value of these securities amounted to $14,212,974 or 3.1% of net assets.

     Glossary of Terms:

     TBA - (To Be Announced) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
October 31, 2004

Assets
Investments in securities, at value
  (cost $779,798,789--including investment of
  cash collateral for securities loaned
  of $175,436,424)                                             $ 786,236,000(a)
Cash                                                                     598
Receivable for investment securities sold                         23,758,105
Interest receivable                                                2,902,756
Receivable for capital stock sold                                    281,370
Total assets                                                     813,178,829
Liabilities
Payable for collateral on securities loaned                      175,436,424
Payable for investment securities purchased                      184,116,151
Payable for capital stock redeemed                                   564,050
Dividends payable                                                    448,269
Advisory fee payable                                                 149,331
Transfer Agent fee payable                                           135,086
Distribution fee payable                                              87,330
Accrued expenses                                                     115,579
Total liabilities                                                361,052,220
Net Assets                                                     $ 452,126,609
Composition of Net Assets
Capital stock, at par                                          $      43,373
Additional paid-in capital                                       450,777,056
Distributions in excess of net investment income                  (2,348,644)
Accumulated net realized loss on investment transactions          (2,782,387)
Net unrealized appreciation of investments                         6,437,211
                                                               $ 452,126,609
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($56,778,246 / 5,444,517 shares of capital stock
  issued and outstanding)                                             $10.43
Sales charge--4.25% of public offering price                             .46
Maximum offering price                                                $10.89

Class B Shares
Net asset value and offering price per share
  ($66,634,695 / 6,394,890 shares of capital stock
  issued and outstanding)                                             $10.42

Class C Shares
Net asset value and offering price per share
  ($19,007,452 / 1,827,100 shares of capital stock
  issued and outstanding)                                             $10.40
Class R Shares

Net asset value, redemption and offering price per share
  ($15,971 / 1,532 shares of capital stock
  issued and outstanding)                                             $10.42

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($309,690,245 / 29,704,617 shares of capital stock
  issued and outstanding)                                             $10.43

(a)  Includes securities on loan with a value of $171,279,461 (see Note E).

     See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 17


STATEMENT OF OPERATIONS
Year Ended October 31, 2004

Investment Income
Interest                                           $13,828,666
Income from dollar rolls                             4,775,815     $18,604,481
Expenses
Advisory fee                                         2,379,225
Distribution fee--Class A                              178,297
Distribution fee--Class B                              783,892
Distribution fee--Class C                              214,801
Distribution fee--Class R                                   66
Transfer agency                                      1,317,466
Custodian                                              214,904
Audit and legal                                        114,905
Administrative                                          89,000
Registration fees                                       79,053
Printing                                                71,622
Directors' fees                                         20,888
Miscellaneous                                           21,839
Total expenses                                       5,485,958
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                       (1,283,975)
Less: expense offset arrangement
  (see Note B)                                             (99)
Net expenses                                                         4,201,884
Net investment income                                               14,402,597

Realized and Unrealized Gain (Loss)
  on Investment and Foreign Currency
  Transactions
Net realized gain (loss) on:
  Investment transactions                                            3,269,090
  Foreign currency transactions                                        (43,183)
Net change in unrealized
  appreciation/depreciation
  of investments                                                     2,816,634
Net gain on investment and foreign
  currency transactions                                              6,042,541
Net Increase in Net Assets
  from Operations                                                  $20,445,138

See notes to financial statements.


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18 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                   July 1, 2003
                                    Year Ended          to          Year Ended
                                    October 31,     October 31,      June 30,
                                        2004            2003*          2003
                                   ------------    -------------   -----------
Increase (Decrease)
in Net Assets from
Operations
Net investment
  income                           $14,402,597      $3,911,867     $11,975,914
Net realized gain (loss)
  on investment and
  foreign currency
  transactions                       3,225,907      (3,807,440)     14,959,621
Net change in unrealized
  appreciation/depreciation
  of investments                     2,816,634      (6,091,822)      8,812,869
Net increase(decrease)
  in net assets
  from operations                   20,445,138      (5,987,395)     35,748,404

Dividends and
Distributions to
Shareholders from
Net investment income
  Class A                           (2,175,102)       (896,295)     (2,559,355)
  Class B                           (2,309,764)     (1,015,450)     (2,981,723)
  Class C                             (633,482)       (239,505)       (803,086)
  Class R                                 (450)             -0-             -0-
  Advisor Class                    (11,331,550)     (3,303,792)     (8,978,394)
Net realized gain on
  investment transactions
  Class A                           (1,348,611)             -0-             -0-
  Class B                           (1,909,068)             -0-             -0-
  Class C                             (511,130)             -0-             -0-
  Class R                                 (214)             -0-             -0-
  Advisor Class                     (5,670,270)             -0-             -0-

Capital Stock
Transactions
Net increase
  (decrease)                         8,556,559      (1,912,603)    145,535,331
Total increase
  (decrease)                         3,112,056     (13,355,040)    165,961,177

Net Assets
Beginning of period                449,014,553     462,369,593     296,408,416
End of period (including
  distributions in excess
  of net investment
  income of ($2,348,644),
  ($1,896,258) and
  ($1,298,018),
  respectively)                   $452,126,609    $449,014,553    $462,369,593

*    The Portfolio changed its fiscal year end from June 30 to October 31.

    See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 19


NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Quality Bond Portfolio. The Quality Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities ex-


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


change or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 21


and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End
During 2003, the Portfolio changed its fiscal year end from June 30 to October
31. Accordingly, the statement of changes in net assets and financial highlights include the period from July 1, 2003 to October 31, 2003.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .55% of the Portfolio's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis .98%, 1.68%, 1.68%, 1.18% and .68% of the daily average net assets for the Class A, Class B, Class C, Class R and Advisor Class shares, respectively. For the year ended October 31, 2004, such waiver amounted to $891,919.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $303,056. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2004, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $89,000.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,082,788 for the year ended October 31, 2004.

For the year ended October 31, 2004, the Portfolio's expenses were reduced by $99 under an expense offset arrangement with AGIS.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 23


AllianceBernstein Investment Research and Management, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $4,297 from the sale of Class A shares and received $3,565, $171,225 and $3,406, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares, .50 of 1% of the Portfolio's average daily net assets attributable to Class R shares, and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $446,001 and $374,638 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2004, were as follows:

                                               Purchases            Sales
                                           ---------------      --------------
Investment securities (excluding
  U.S. government securities)              $  164,219,214       $  228,971,814
U.S. government securities                  2,622,209,636        2,560,202,150

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $ 781,936,438
Gross unrealized appreciation                                    $   6,187,639
Gross unrealized depreciation                                       (1,888,077)
Net unrealized appreciation                                      $   4,299,562


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 25


in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2004, the Portfolio had loaned securities with a value of $171,279,461 and received cash collateral which was invested in short-term securities valued at $175,436,424 as included in the accompanying portfolio of investments. For the year ended October 31, 2004, the Portfolio earned fee income of $134,853 which is included in the accompanying statement of operations.

NOTE F
Capital Stock

There are 15,000,000,000 shares of $.001 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                      Shares
                                    ------------------------------------------
                                    Year Ended    July 1, 2003 to   Year Ended
                                    October 31,     October 31,      June 30,
                                       2004            2003(a)         2003
                                    ------------------------------------------
Class A
Shares sold                          1,375,400       1,188,424       7,320,478
Shares issued in
  reinvestment of
  dividends and
  distributions                        296,232          69,498         188,816
Shares converted
  from Class B                         253,309          72,114         183,885
Shares redeemed                     (2,942,203)     (1,944,017)     (4,991,928)
Net increase
  (decrease)                        (1,017,262)       (613,981)      2,701,251

Class B
Shares sold                          1,030,452         900,731      10,491,815
Shares issued in
  reinvestment of
  dividends and
  distributions                        294,602          65,907         187,182
Shares converted to
  Class A                             (253,544)        (73,115)       (183,857)
Shares redeemed                     (3,782,457)     (2,261,947)     (4,937,099)
Net increase
  (decrease)                        (2,710,947)     (1,368,424)      5,558,041

Class C
Shares sold                            274,647         748,714       3,020,966
Shares issued in
  reinvestment of
  dividends and
  distributions                         51,557          12,921          40,953
Shares redeemed                       (970,702)       (740,569)     (2,189,012)
Net increase
  (decrease)                          (644,498)         21,066         872,907


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26 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



                                                       Shares
                                    ------------------------------------------
                                    Year Ended    July 1, 2003 to   Year Ended
                                    October 31,     October 31,      June 30,
                                       2004            2003(a)         2003
                                    ------------------------------------------
Advisor Class
Shares sold                          4,711,221       1,716,510       6,206,900
Shares issued in
  reinvestment of
  dividends and
  distributions                      1,632,750         305,930         854,656
Shares redeemed                     (1,157,388)       (257,118)     (2,365,708)
Net increase                         5,186,583       1,765,322       4,695,848
\

                                      November 3,
                                      2003(b) to
                                      October 31,
                                          2004
                                     ------------
Class R
Shares sold                              1,522
Shares issued in
  reinvestment of
  dividends and
  distributions                             10
Net increase                             1,532

(a)  The portfolio changed its fiscal year end from June 30 to October 31.

(b)  Commencement of distributions.

                                                     Amount
                                    ------------------------------------------
                                    Year Ended    July 1, 2003 to   Year Ended
                                    October 31,     October 31,      June 30,
                                       2004            2003(a)         2003
                                    ------------------------------------------
Class A
Shares sold                       $ 14,301,333    $ 12,601,915    $ 77,100,650
Shares issued in
  reinvestment of
  dividends and
  distributions                      3,081,949         733,739       1,997,352
Shares converted
  from Class B                       2,633,099         771,300       1,956,325
Shares redeemed                    (30,605,160)    (20,507,158)    (52,684,749)
Net increase
  (decrease)                      $(10,588,779)   $ (6,400,204)   $ 28,369,578

Class B
Shares sold                       $ 10,726,082    $  9,506,335    $110,463,465
Shares issued in
  reinvestment of
  dividends and
  distributions                      3,062,146         695,223       1,979,554
Shares converted to Class A         (2,633,099)       (771,300)     (1,956,325)
Shares redeemed                    (39,315,080)    (23,810,699)    (52,323,161)
Net increase
  (decrease)                      $(28,159,951)   $(14,380,441)   $ 58,163,533

Class C
Shares sold                       $  2,862,489    $  7,877,594    $ 31,610,879
Shares issued in
  reinvestment of
  dividends and
  distributions                        534,916         136,077         431,766
Shares redeemed                    (10,085,462)     (7,783,898)    (22,969,541)
Net increase
  (decrease)                      $ (6,688,057)   $    229,773    $  9,073,104


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 27


                                                    Amount
                                    ------------------------------------------
                                    Year Ended    July 1, 2003 to   Year Ended
                                    October 31,     October 31,      June 30,
                                       2004            2003(a)         2003
                                    ------------------------------------------
Advisor Class
Shares sold                        $49,011,188     $18,114,331     $65,432,463
Shares issued in
  reinvestment of
  dividends and
distributions                       16,972,727       3,228,730       9,029,421
Shares redeemed                    (12,006,589)     (2,704,792)    (24,532,768)
Net increase                       $53,977,326     $18,638,269     $49,929,116


                                     November 3,
                                      2003(b) to
                                     October 31,
                                        2004
                                    ------------
Class R
Shares sold                            $15,915
Shares issued in
  reinvestment of
  dividends and
  distributions                            105
Net increase                           $16,020

(a)  The portfolio changed its fiscal year end from June 30 to October 31.

(b)  Commencement of distributions.


NOTE G
Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility")


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2004.

NOTE I
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2004, October 31, 2003, and June 30, 2003 were as follows:

                                    Year Ended    July 1, 2003 to   Year Ended
                                    October 31,     October 31,       June 30,
                                        2004            2003*           2003
                                    ------------------------------------------
Distributions paid from:
  Ordinary income                  $23,211,211      $5,455,042     $15,322,558
  Net long-term
    capital gains                    2,678,430              -0-             -0-
Total taxable
  distributions                     25,889,641       5,455,042      15,322,558
Total distributions
  paid                             $25,889,641      $5,455,042     $15,322,558

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                              (2,545,113)(a)
Unrealized appreciation/(depreciation)                             4,299,562(b)
Total accumulated earnings/(deficit)                            $  1,754,449(c)

(a) On October 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $2,545,113 all of which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the year ended October 31, 2004, the Fund utilized $1,695,749 in carryforward losses.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

*    The Portfolio changed its fiscal year end from June to October 31.


During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, the tax treatment of foreign currency gains and losses, tax character of distributions, tax character of paydown losses and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions and a decrease in additional paid in capital. This reclassification had no effect on net assets.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 29


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 31


The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class A
                                            ------------------------------------------------------------------------------
                                                Year       July 1,                                            July 1,
                                               Ended        2003 to             Year Ended June 30,         1999(c) to
                                            October 31,   October 31,  ------------------------------------   June 30,
                                                2004         2003(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.56       $10.82       $10.25       $10.22        $9.85       $10.00
Income From Investment Operations
Net investment income(d)(e)                      .33          .12          .33          .46          .55          .60
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .15         (.25)         .66          .17          .42         (.21)
Net increase (decrease) in net
  asset value from operations                    .48         (.13)         .99          .63          .97          .39

Less: Dividends and
Distributions Dividends from
  net investment income                         (.38)        (.13)        (.42)        (.46)        (.55)        (.54)
Distributions in excess of
  net investment income                           -0-          -0-          -0-        (.10)        (.04)          -0-
Distributions from net realized
  gain on investment transactions               (.23)          -0-          -0-        (.01)        (.01)          -0-
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-          -0-        (.03)          -0-          -0-
Total dividends and distributions               (.61)        (.13)        (.42)        (.60)        (.60)        (.54)
Net asset value, end of period                $10.43       $10.56       $10.82       $10.25       $10.22        $9.85

Total Return
Total investment return based on
  net asset value(f)                            4.66%       (1.20)%       9.87%        6.23%       10.09%        4.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $56,778      $68,213      $76,565      $44,852      $20,068       $5,071
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .98%         .98%(g)      .98%         .98%         .98%         .98%(g)
  Expenses, before waivers/
    reimbursements                              1.26%        1.33%(g)     1.32%        1.48%        2.85%       13.10%(g)
Net investment income(e)                        3.21%        2.60%(g)     3.08%        4.39%        5.49%        5.96%(g)
Portfolio turnover rate                          658%         199%         867%         573%         385%         215%

See footnote summary on page 38.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 33



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class B
                                            ------------------------------------------------------------------------------
                                                Year       July 1,                                            July 1,
                                               Ended      2003 to              Year Ended June 30,          1999(c) to
                                            October 31,  October 31,  ------------------------------------    June 30,
                                                2004       2003(a)        2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.55       $10.81       $10.24       $10.21        $9.84       $10.00
Income From Investment Operations
Net investment income(d)(e)                      .27          .09          .26          .38          .47          .50
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .14         (.25)         .66          .16          .43         (.18)
Net increase (decrease) in net
  asset value from operations                    .41         (.16)         .92          .54          .90          .32

Less: Dividends and Distributions
Dividends from net
  investment income                             (.31)        (.10)        (.35)        (.38)        (.47)        (.48)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.09)        (.05)          -0-
Distributions from net realized
  gain on investment transactions               (.23)          -0-          -0-        (.01)        (.01)          -0-
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-          -0-        (.03)          -0-          -0-
Total dividends and distributions               (.54)        (.10)        (.35)        (.51)        (.53)        (.48)
Net asset value, end of period                $10.42       $10.55       $10.81       $10.24       $10.21        $9.84

Total Return
Total investment return based on
  net asset value(f)                            3.93%       (1.44)%       9.12%        5.52%        9.34%        3.56%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $66,635      $96,033     $113,233      $50,354      $13,960       $1,007
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.68%        1.68%(g)     1.68%        1.68%        1.68%        1.68%(g)
  Expenses, before waivers/
    reimbursements                              2.00%        2.06%(g)     2.05%        2.19%        3.36%       11.29%(g)
Net investment income(e)                        2.59%        2.01%(g)     2.41%        3.70%        4.82%        5.32%(g)
Portfolio turnover rate                          658%         199%         867%         573%         385%         215%

See footnote summary on page 38.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN Bond Fund Quality Bond Portfolio


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class C
                                            ------------------------------------------------------------------------------
                                                Year       July 1,                                            July 1,
                                               Ended         2003 to          Year Ended June 30,            1999(c) to
                                            October 31,  October 31,  -------------------------------------   June 30,
                                                2004         2003(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.53       $10.79       $10.23       $10.19        $9.83       $10.00
Income From Investment Operations
Net investment income(d)(e)                      .27          .09          .26          .38          .48          .51
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .14         (.25)         .65          .17          .41         (.20)
Net increase (decrease) in net
  asset value from operations                    .41         (.16)         .91          .55          .89          .31

Less: Dividends and Distributions
Dividends from net
  investment income                             (.31)        (.10)        (.35)        (.38)        (.48)        (.48)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.09)        (.04)          -0-
Distributions from net realized
  gain on investment transactions               (.23)          -0-          -0-        (.01)        (.01)          -0-
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-          -0-        (.03)          -0-          -0-
Total dividends and distributions               (.54)        (.10)        (.35)        (.51)        (.53)        (.48)
Net asset value, end of period                $10.40       $10.53       $10.79       $10.23       $10.19        $9.83

Total Return
Total investment return based on
  net asset value(f)                            3.93%       (1.44)%       9.03%        5.63%        9.25%        3.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $19,008      $26,021      $26,445      $16,131       $4,315         $514
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.68%        1.68%(g)     1.68%        1.68%        1.68%        1.68%(g)
  Expenses, before waivers/
    reimbursements                              1.99%        2.06%(g)     2.03%        2.19%        3.42%       11.75%(g)
Net investment income(e)                        2.60%        2.03%(g)     2.41%        3.71%        4.88%        5.35%(g)
Portfolio turnover rate                          658%         199%         867%         573%         385%         215%

See footnote summary on page 38.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 35



Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                              Class R
                                           -------------
                                             November 3,
                                             2003(h) to
                                            October 31,
                                                2004
                                           -------------
Net asset value, beginning of period          $10.53
Income From Investment Operations
Net investment income(d)(e)                      .33
Net realized and unrealized gain
  on investment transactions                     .15
Net increase in net asset value
  from operations                                .48

Less: Dividends and Distributions
Dividends from net investment income            (.36)
Distributions from net realized gain
  on investment transactions                    (.23)
Total dividends and distributions               (.59)
Net asset value, end of period                $10.42

Total Return
Total investment return based based
  on net asset value(f)                         4.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $16
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.18%(g)
  Expenses, before waivers/reimbursements       1.45%(g)
  Net investment income                         2.98%(e)(g)
Portfolio turnover rate                          658%


See footnote summary on page 38.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Advisor Class
                                            ---------------------------------------------------------------
                                                Year       July 1,                                July 1,
                                               Ended         2003 to     Year Ended June 30,    1999(c) to
                                             October 31,  October 31,  -----------------------   June 30,
                                                2004        2003(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.55       $10.82       $10.25       $10.22        $9.97
Income From Investment Operations
Net investment income(d)(e)                      .36          .13          .36          .48          .42
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .16         (.26)         .66          .18          .30
Net increase (decrease) in net
  asset value from operations                    .52         (.13)        1.02          .66          .72

Less: Dividends and Distributions
Dividends from net
  investment income                             (.41)        (.14)        (.45)        (.48)        (.42)
Distributions in excess of net
  investment income                               -0-          -0-          -0-        (.11)        (.04)
Distributions from net realized gain
  on investment transactions                    (.23)          -0-          -0-        (.01)        (.01)
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-          -0-        (.03)          -0-
Total dividends and distributions               (.64)        (.14)        (.45)        (.63)        (.47)
Net asset value, end of period                $10.43       $10.55       $10.82       $10.25       $10.22

Total Return
Total investment return based on
  net asset value(f)                            5.08%       (1.19)%      10.20%        6.57%        7.28%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $309,690     $258,747     $246,127     $185,071      $27,420
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .68%         .68%(g)      .68%         .68%         .68%(g)
  Expenses, before waivers/
  reimbursements                                 .96%        1.03%(g)     1.20%        1.20%        2.29%(g)
Net investment income(e)                        3.47%        2.87%(g)     3.39%        4.69%        5.89%(g)
Portfolio turnover rate                          658%         199%         867%         573%         385%

See footnote summary on page 38.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 37


(a)  The Portfolio changed its fiscal year end from June 30 to October 31.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)  Commencement of operations.

(d)  Based on average shares outstanding.

(e)  Net of fees waived and expenses reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  Commencement of distribution.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of AllianceBernstein Bond Fund, Inc. Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quality Bond Portfolio (the "Portfolio") one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quality Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
                                                             New York, New York
                                                              December 15, 2004


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 39


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Matthew D.W. Bloom(2), Vice President
Jeffrey S. Phlegar, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. Bloom is the person primarily responsible for the day-to-day management of the Portfolio's investment portfolio.


-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, +        Investment adviser and an                               113                None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(1998)                             with which he had been associ-
                                   ated since prior to 1999. He was
                                   formerly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.

Ruth Block, #, **                  Formerly an Executive Vice                              94                 None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(1987)                             States; Chairman and Chief
                                   Executive Officer of Evlico,
                                   Director of Avon, BP (oil and
                                   gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group, and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation, former Governor
                                   at Large National Association of
                                   Securities Dealers, Inc.

David H. Dievler, #, +             Independent Consultant. Until                           95                 None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation
(1987)                             ("ACMC") responsible for mutual
                                   fund administration. Prior to
                                   joining ACMC in 1984 he was
                                   Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that he was
                                   Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 41



                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #, +               Consultant. Formerly President                          95                 None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            Senior Advisor from June 1999 -
(1998)                             June 2000 and President
                                   of Historic Hudson Valley
                                   (historic preservation) from
                                   December 1989-May 1999.
                                   Previously, Director of the
                                   National Academy of Design
                                   and during 1988-1992, he was
                                   Director and Chairman of the
                                   Audit Committee of ACMC.

Donald J. Robinson, #, +           Senior Counsel to the law firm of                       95                 None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1999. Formerly a
8/24/34                            senior partner and a member
(1996)                             of the Executive Committee of
                                   that firm. He was also a member
                                   and Chairman of the Municipal
                                   Securities Rulemaking Board
                                   and Trustee of the Museum of the
                                   City of New York.

INTERESTED DIRECTOR

Marc O. Mayer, ++                  Executive Vice President of ACMC                        66                 None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas                           Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC and its
10/2/57                            predecessor since prior to 1999.
(2003)


*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person," as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,356. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#    Member of the Audit Committee and Governance and Nominating Committee.

++   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, investment adviser.


-------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Officer Information
Certain information concerning the Fund's Officers is set forth below.


NAME, ADDRESS*                PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer--Mutual Funds of
                              Compliance Officer            ACMC with which he has been
                                                            associated since October 2004. Prior
                                                            thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from 2003
                                                            to October 2004, and General Counsel
                                                            and First Vice President of Merrill Lynch
                                                            Investment Managers since prior to
                                                            1999.

Paul J. DeNoon                Vice President                Senior Vice President of ACMC,** with
4/18/62                                                     which he has been associated since
                                                            prior to 1999.

Matthew D.W. Bloom            Vice President                Senior Vice President of ACMC,** with
7/15/56                                                     which he has been associated since
                                                            prior to 1999.

Jeffrey S. Phlegar            Vice President                Executive Vice President of ACMC,**
6/28/66                                                     with which he has been associated since
                                                            prior to 1999.

Mark R. Manley                Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer
                                                            with which he has been associated
                                                            since prior to 1999.

Mark D. Gersten               Treasurer and                 Senior Vice President of Alliance Global
10/4/50                       Chief Financial Officer       Investor Services, Inc. ("AGIS") and
                                                            Vice President of AllianceBernstein
                                                            Investment Research and Management,
                                                            Inc. ("ABIRM")**, with which he has
                                                            been associated since prior to 1999.

Vincent S. Noto               Controller                    Vice President of AGIS,** with which
12/4/64                                                     he has been associated since prior to
                                                            1999.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 43


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------------------------------------
Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------------------------------------
Growth Funds

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

-------------------------------------------------------------------------------
Value Funds

Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------------------------------------------
Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------------------------------------
Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-------------------------------------------------------------------------------
Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------------------------------------
Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

**   Effective February 1, 2005, Small Cap Value Fund will be renamed
Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

QBPAR1004

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors William H. Foulk, Jr. and David H. Dievler qualify as audit committee financial experts.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                      Audit-Related
                                           Audit Fees       Fees       Tax Fees
                                           ----------       ----       --------

Quality Bond Portfolio**         2003        21,450          751          3,356
                                 2004        42,000        4,970         22,871

** During the course of calendar year 2003, the Quality Bond Portfolio changed its fiscal year end from June 30 to October 31. Fees for 2003 are for the period July 1, 2003 through October 31, 2003.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70:


                                                                    Total Amount of
                                                                    Foregoing Column
                                                                   Pre-approved by the
                                            All Fees for             Audit Committee
                                        Non-Audit Services        (Portion Comprised of
                                          Provided to the        Audit Related Fees)
                                      Portfolio, the Adviser      (Portion Comprised of
                                     and Service Affiliates             Tax Fees)
                                    ------------------------     ------------------------

Quality Bond Portfolio    2003               134,157                       104,107
                                                                           100,751
                                                                             3,356

                          2004             1,129,573                       177,841
                                                                           154,970
                                                                            22,871

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.                DESCRIPTION OF EXHIBIT

         11 (a) (1)                 Code of ethics that is subject to the
                                    disclosure of Item 2 hereof

         11 (b) (1)                 Certification of Principal Executive
                                    Officer Pursuant to Section 302 of the
                                    Sarbanes-Oxley Act of
                                    2002

         11 (b) (2)                 Certification of Principal Financial
                                    Officer Pursuant to Section 302 of the
                                    Sarbanes-Oxley Act of
                                    2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:      /s/ Marc O. Mayer
         Marc O. Mayer
         President

Date:    December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         Marc O. Mayer
         President

Date:    December 31, 2004

By:      /s/ Mark D. Gersten
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    December 31, 2004